EXHIBIT 21

Subsidiaries of MGM MIRAGE

MGM Grand Resorts, LLC

     a Nevada limited liability company

MGM Grand Hotel, LLC (1)

     a Nevada limited liability company
     dba MGM Grand Hotel & Casino

MGM Grand Condominiums, LLC (2)

     a Nevada limited liability company

MGM Grand Condominiums II, LLC (2)

     a Nevada limited liability company

Grand Laundry, Inc. (2)

     a Nevada corporation

Destron, Inc.

     a Nevada corporation

MGM MIRAGE International (3)

     a Nevada corporation

MGM MIRAGE Marketing, Ltd. (3)

     a Hong Kong corporation

MGM Grand Diamond, Inc.

     a Nevada corporation

MGM Grand Australia Pty Ltd (4)

     an Australia corporation

MGM Grand Atlantic City, Inc.

     a New Jersey corporation

MGM MIRAGE Development, Inc.

     a Nevada corporation

MGM MIRAGE UK Holding Company, Inc. (5)

     a Nevada corporation

MGMM International Holdings, Ltd. (6)

     an Isle of Man corporation

MGM MIRAGE Macau, Ltd. (7)

     an Isle of Man corporation

MGMM Macau, Ltd. (7)

     an Isle of Man corporation

MGM MIRAGE Development, Ltd. (6)

     an English and Welsh corporation

MGM Grand Olympia Ltd. (8)

     an English and Welsh corporation

MGM Grand Detroit, Inc. (1)

     a Delaware corporation

MGM Grand Detroit, LLC (9)

     a Delaware limited liability company
     dba MGM Grand Detroit

MGM Grand Detroit II, LLC (10)

     a Delaware limited liability company

MGM Grand New York, LLC (1)

     a Nevada limited liability company

New PRMA Las Vegas, Inc. (1)

     a Nevada corporation

PRMA, LLC

     a Nevada limited liability company

PRMA Land Development Company (11)

     a Nevada corporation

New York-New York Hotel & Casino, LLC (12)

     a Nevada limited liability company
     dba New York-New York Hotel & Casino

New York-New York Tower, LLC (13)

     a Nevada limited liability company

The Primadonna Company, LLC (13)

     a Nevada limited liability company
     dba Buffalo Bill’s Resort & Casino, Primm Valley Resort & Casino and
     Whiskey Pete’s Hotel & Casino

MGM MIRAGE Operations, Inc.

     a Nevada corporation

MGM MIRAGE Macao, LLC

     a Nevada limited liability company

MGM Grand (Macau) Limited (14)

     a company formed under the laws of Macau S.A.R.

MGM MIRAGE Online, LLC

     a Nevada limited liability company

MGM MIRAGE Online Holdings Guernsey, Limited (15)

     a Guernsey corporation

MGM MIRAGE Online Isle of Man, Ltd. (15)

     a Isle of Man corporation

MGM MIRAGE Online Isle of Man Holdings, Ltd. (15)

     a Isle of Man corporation

MGM MIRAGE Online Services United Kingdom, Ltd. (15)

     an English and Welsh corporation

MGM MIRAGE Online United Kingdom, Ltd. (15)

     an English and Welsh corporation

MGMM Insurance Company

     a Vermont corporation

MGM MIRAGE Acquisition Co. #61

     a Nevada corporation

MGM MIRAGE Advertising, Inc.

     a Nevada corporation

MGM MIRAGE Aircraft Holdings, LLC

     a Nevada limited liability company

MGM MIRAGE Entertainment and Sports

     a Nevada corporation

MGM MIRAGE Retail

     a Nevada corporation

Metropolitan Marketing, LLC

     a Nevada limited liability company

MMNY Land Company, Inc. (16)

     a New York corporation

VidiAd

     a Nevada corporation

Mirage Resorts, Incorporated

     a Nevada corporation

AC Holding Corp. (17)

     a Nevada corporation

AC Holding Corp. II (17)

     a Nevada corporation

The April Cook Companies (17)

     a Nevada corporation

MGM MIRAGE Manufacturing Corp. (17)

     a Nevada corporation

Beau Rivage Resorts, Inc. (17)

     a Mississippi corporation
     dba Beau Rivage

Beau Rivage Distribution Corp. (18)

     a Mississippi corporation

Bellagio, LLC (17)

     a Nevada limited liability company
     dba Bellagio

Bellagio II, LLC (19)

     a Nevada limited liability company

MRGS Corp. (19)

     a Nevada corporation

Boardwalk Casino, Inc. (17)

     a Nevada corporation
     dba Boardwalk Hotel and Casino

Bungalow, Inc. (17)

     a Mississippi corporation

Restaurant Ventures of Nevada, Inc. (17)

     a Nevada corporation

Country Star Las Vegas, LLC (20)

     a Nevada limited liability company

EGARIM, Inc. (17)

     an Alabama corporation

LV Concrete Corp. (17)

     a Nevada corporation

MAC, CORP. (17)

     a New Jersey corporation

MGM MIRAGE Aviation Corp. (17)

     a Nevada corporation

MGM MIRAGE Corporate Services (17)

     a Nevada corporation

MGM MIRAGE Design Group (17)

     a Nevada corporation

MGM MIRAGE International Hong Kong Limited (17)

     a Nevada corporation

THE MIRAGE CASINO-HOTEL (17)

     a Nevada corporation
     dba The Mirage

Treasure Island Corp. (21)

     a Nevada corporation
     dba Treasure Island at The Mirage

MH, INC. (21)

     a Nevada corporation
     dba Shadow Creek

M.I.R. Travel (17)

     a Nevada corporation

Mirage Laundry Services Corp. (17)

     a Nevada corporation

Mirage Leasing Corp. (17)

     a Nevada corporation

Project CC, LLC (17)

     a Nevada limited liability company

(1)	100% of the voting securities are owned by MGM Grand Resorts, LLC.

(2)	100% of the voting securities are owned by MGM Grand Hotel, LLC.

(3)	100% of the voting securities are owned by Destron, Inc.

(4)	50% of the voting securities are owned by MGM MIRAGE and 50% are owned by MGM Grand Diamond, Inc.

(5)	100% of the voting securities are owned by MGM MIRAGE Development, Inc.

(6)	100% of the voting securities are owned by MGM MIRAGE UK Holding Company, Inc.

(7)	100% of the voting securities are owned by MGMM International Holdings, Ltd.

(8)	82.5% of the voting securities are owned by MGM MIRAGE Development, Ltd. and 17.5% are owned by an unrelated third party.

(9)	Approximately 97% of the voting securities are owned by MGM Grand Detroit, Inc. and 3% are owned by unrelated third parties.

(10)	100% of the voting securities are owned by MGM Grand Detroit, LLC.

(11)	100% of the voting securities are owned by PRMA, LLC.

(12)	50% of the voting securities are owned by MGM Grand Resorts, LLC and 50% are owned by New PRMA Las Vegas, Inc.

(13)	100% of the voting securities are owned by New York-New York Hotel & Casino, LLC.

(14)	Approximately 90% of the voting securities are owned by MGM Mirage Macao, LLC and 10% are owned by an unrelated third party.

(15)	100% of the voting securities are owned by MGM MIRAGE Online, LLC.

(16)	100% of the voting securities are owned by Metropolitan Marketing, LLC.

(17)	100% of the voting securities are owned by Mirage Resorts, Incorporated.

(18)	100% of the voting securities are owned by Beau Rivage Resorts, Inc.

(19)	100% of the voting securities are owned by Bellagio, LLC.

(20)	99% of the voting securities are owned by Mirage Resorts, Incorporated and 1% are owned by Restaurant Ventures of Nevada, Inc.

(21)	100% of the voting securities are owned by THE MIRAGE CASINO-HOTEL.

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